                                                            EXHIBIT 99.1


     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        I, Charles M. Herington, President and Chief Executive Officer of America Online Latin America, Inc. (the "Company"), certify to my knowledge, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Quarterly Report on Form 10-Q of the Company for the period ended June 30, 2002 (the "Report") fully complies with the requirements of section 13(a) or 15(d) of the Securities
         Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ Charles M. Herington
---------------------------------------
Charles M. Herington
President and Chief Executive Officer
August 14, 2002